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                                                                    EXHIBIT 23.1

                   [SCHUMACHER & ASSOCIATES, INC. LETTERHEAD]


Consent of Independent Accountants


         We consent to the incorporation by reference in the Registration Statement of Mycom Group, Inc. on Form S-8 of our report dated October 6, 2000 relating to the financial statements of Mycom Group, Inc. appearing in the Company's Current Report on Form 8-K/A dated November 3, 2000.



                                   /s/ Schumacher & Associates, Inc.
                                   --------------------------------------
                                   SCHUMACHER & ASSOCIATES, INC.


Denver, Colorado
February 8, 2001